Exhibit 99.1

Attacks Neurodegeneration, Alzheimer’s and Parkinson’s Diseases by Improving the Information Highway of the Nerve Cell January 2023 Symbol: ANVS (NYSE) - People Focused, Purpose Driven, Passion Powered -

FORWARD - LOOKING STATEMENTS Forward Looking Statements and Other Important Cautions -- This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward - looking statements relate to all information other than historical matters, such as expectations or forecasts of future events. Forward - looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward - looking statements with respect to the operations, strategies, prospects and other aspects of the business of Annovis Bio are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward - looking statements. These risks and uncertainties include, but are not limited to: that clinical trials may be delayed; that the data reported herein is from a Phase 2a study and subsequent clinical trials are being conducted; and that any anticipated results from clinical trials may be delayed. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in Annovis Bio’s Annual Report on Form 10 - K for the year ended December 31, 2021 and other periodic reports filed with the Securities and Exchange Commission. You are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made. Although it may voluntarily do so, from time to time, Annovis Bio undertakes no commitment to update or revise the forward - looking statements contained in this presentation, whether as a result of new information, future events or otherwise, except as required under applicable law. 2

3 Therapeutic focus/approach: treatment of Alzheimer’s disease (AD) and Parkinson's disease (PD) as neurodegenerative, axonal transport diseases Buntanetap (lead asset) : only drug to improve cognition in AD AND motor function in PD patients Unique MoA : restores health of nerve cells and improves function by inhibiting production of multiple neurotoxic proteins associated with AD/PD Late - stage opportunities: Phase 3 trial in early PD patients started Aug 2022 and Phase 2/3 trial in AD started in January 2023 Proven execution: company senior leadership has consistently delivered on clinical timelines, enrollment progression, and data readouts COMPANY HIGHLIGHTS

4 INVESTMENT HIGHLIGHTS Targeting growing indications ▪ Parkinson’s Disease – 1.2 million patients in US ▪ Alzheimer’s Disease – 6 million patients in US Multiple Catalysts Key clinical and regulatory milestones ▪ PD – phase 3, interim data expected Q2 2023 ▪ AD – first patient dosed in phase 2/3 trial Jan. 2023 Long Duration IP Estate IP extends well into 2030’s ▪ Buntanetap – Multiple Methods of use for neurodegenerative diseases ▪ ANVS405 – Methods of use for acute brain and nerve injuries Capital - efficient approach ▪ Completed $ 50 mil. equity raise in May 2021 ▪ Cash balance $ 32 mil. Debt $ 0 as of 9/30/22

5 PIPELINE

NEUROTOXIC PROTEINS IMPAIR AXONAL TRANSPORT AND CAUSE A TOXIC CASCADE IMPAIRED AXONAL TRANSPORT SLOWER SYNAPTIC TRANSMISSION INFLAMMATION DEATH OF NERVE CELLS LOSS OF COGNITIVE AND MOTOR FUNCTION HIGH LEVELS OF NEUROTOXIC PROTEINS

Attacking one neurotoxic protein results in minimal effect Amyloid β Alzheimer’s - Parkinson’s ANNOVIS’ NEW APPROACH TO ATTACK AD AND PD Chronic and acute brain insults lead to high levels of neurotoxic proteins, impaired axonal transport, inflammation and neurodegeneration Tau Tauopathies - AD, PD, FTD, CTE aSynuclein Parkinson’s - Alzheimer’s TDP43 ALS, AD, PD, FTD, CTE Buntanetap inhibits the production of multiple neurotoxic proteins simultaneously 7

MECHANISM OF ACTION Buntanetap inhibits the translation of neurotoxic proteins 8 * MOA; Chen XQ et al. Pharmaceutics 09 - 2021 Iron and Neurodegeneration; Wong F. et al. Frontiers Aging Neurosci ence; 03 - 2022

MECHANISM OF ACTION Molecular Model of how Buntanetap locks IRP1 in the mRNA Binding Position IRP1 Buntanetap Eric Baldwin, NCI IRE 9

NEURODEGENERATION IS AN AXONAL TRANSPORT DISEASE

"Axonal transport disruption is linked to human neurological conditions."

- Nature Review, September 2019

Axonal transport is responsible for:

- Neurotransmitters GABA (anxiety), ACh (cognition), dopamine (movement), serotonin (mood)
- Neurotrophic factors NGF, BDNF
- All communication within and between nerve cells

Chen XQ et al. *Alzheimer's & Dementia; 08-2020*

Retrograde (0.5 frame/sec)

Normal Transport

The ***Normal Flow and Speed*** of vesicles carrying BDNF across the axon.



(88s)

Abnormal Transport

Shows the ***Blockage and Slowing*** of BDNF across the axon. Black areas demonstrate where transport is slowed due to high levels of neurotoxic proteins.



(120s)

TREATED WITH BUNTANETAP

The ***Flow and Speed*** of axonal transport is improved.



10 µm
(88s)

APP, Ab42, C99 – Mobley, UCSD; aSYN – Isacson, Harvard; Lee, U.Penn; Tau – U. Muenich & Zuerich; Htt – Mobley, UCSD; TDP43 – Taylor, Northwestern

ANNOVIS 10

NEURODEGENERATION MEANS DEAD NERVE CELLS Buntanetap protects nerve cells from dying in the brain or traumatic brain injury rats And it protects nerve cells from dying in the eye in glaucoma rats 11 Hatami A. et al: Buntanetap improves dopaminergic neuropathology and working memory in a rat model of traumatic brain injury; in preparation - UCLA Sundstrom J. et al. Hershey Medical Center

BUNTANETAP IMPROVES AXONAL TRANSPORT AND IMPEDES THE TOXIC CASCADE IMPROVED AXONAL TRANSPORT INCREASED SYNAPTIC TRANSMISSION NO INFLAMMATION HEALTHY NERVE CELLS IMPROVED COGNITIVE AND MOTOR FUNCTION BY LOWERING LEVELS OF NEUROTOXIC PROTEINS

FUNCTION TEST SUBJECT ANIMALS Memory, learning Mazes AD mice, DS mice, stroke mice, TBI rats Movement Colonic motility, grip strength PD mice, tau mice Vision Sight Glaucoma rats Infections Cell death P. Gingivalis mice, Covid mice HUMANS Cognition, memory, learning ADAScog11 * Early AD patients Attention, thinking speed WAIS coding ** Early AD patients Movement, coordination MDS - UPDRS *** Early PD patients Movement speed WAIS coding **** Early PD patients STUDIES IN EIGHT ANIMAL AND HUMAN MODELS 13

14 BUNTANETAP PHASE 2 POSITIVE DATA IN PARKINSON’S DISEASE SIGNIFICANT IMPROVEMENTS IN BOTH MOTOR FUNCTION AND CODING SPEED Fang et al: Buntanetap Proves Promising in Both Alzheimer’s and Parkinson’s Patients; J Prevention Alzheimer Disease 10 - 2022

15 BUNTANETAP PHASE 2 POSITIVE DATA IN ALZHEIMER’S DISEASE SIGNIFICANT IMPROVEMENTS IN BOTH COGNITIVE FUNCTION AND CODING SPEED Fang et al: Buntanetap Proves Promising in Both Alzheimer’s and Parkinson’s Patients; J Prevention Alzheimer Disease 10 - 2022

ONGOING PHASE 3 CLINICAL TRIAL IN EARLY PD PATIENTS Therapeutic Area Early PD Phase 3 Sites 60 US + 40 EU = 100 Patients 3 X 150 = 450 Dose 0 , 10 and 20 mg/day Start August 2022 Design Double - Blind, Placebo - Controlled Efficacy Endpoints MDS - UPDRS 2 and 3 Other Total UPDRS, PGIC, CGIS, WAIS, Biomarkers 16 NCT04524351 at ClinicalTrials.gov.

DEVELOPMENT OF BUNTANETAP FOR EARLY AND ADVANCED PD TO NDA 17 6 months 6 months Early PD Patients Advanced PD Patients 2 months Interim Analysis (expected in 2Q’23) Open - Label Extension All Participants NDA Submission

PLANNED PHASE 2/3 CLINICAL TRIAL IN AD PATIENTS Therapeutic Area Moderate AD Phase 2/3 Sites 80 US Patients 4 X 80 = 320 Dose 0 , 7.5, 15 and 30 mg/day Start January 2023 Design Double - Blind, Placebo - Controlled Efficacy Endpoints ADAScog 11, ADCS - CGIC Other WAIS, Biomarkers 18

CLINICAL DEVELOPMENT PLANS FOR ALZHEIMER’S DISEASE NDA Submission Symptomatic Study 19 Long chronic study in early AD Disease - modifying Study 18 months Moderate AD 3 months One 3 - month study in moderate AD patients End of phase 2 study meeting with FDA to discuss full development for disease - modifying studies 6 weeks Interim Analysis (expected in 3Q’23)

Patent/Application Subject Matter Status Expiry Provisional Combinations Pending 2043 Provisional Neuropsychiatric Indications Pending 2043 Provisional Other Diseases Pending 2042 PCT Brain infections Pending 2042 PCT Use of mechanism of action One patent granted 2038 PCT Acute neurodegenerative injuries Multiple patents granted 2036 PCT Chronic neurodegenerative diseases Multiple patents granted 2031 Method of Use Process for Production Neuro - degenerative Diseases Acute Brain and Nerve Injuries Prevention and Treatment of Neuro - degeneration 20 CORPORATE PATENT ESTATE

SENIOR MANAGEMENT TEAM



Maria L. Maccecchini,PhD
Founder, President & CEO

- Founded Annovis May 2008 to develop better therapeutics for neurodegeneration
- Founder and CEO of Symphony Pharmaceuticals/Annovis, a biotech company that sold in 2001 to Transgenomic
- GM of Bachem Bioscience, the US subsidiary of Bachem AG, Switzerland
- Postdocs at Caltech and Roche Institute
- PhD in biochemistry, Biocenter of Basel
- Two-year visiting fellowship at The Rockefeller University



Henry Hagopian, MBA
Chief Financial Officer

- Over 30 years in corporate finance, accounting, treasury, capital raising in public/private companies
- Former, Sr. Vice President, Finance and Treasurer at Organogenesis.
- Assisted in raising several rounds of capital at ORGO in excess of $ 310 million.
- 15 years in AT&T, Lucent, Circor Int'l
- MBA, MS, Boston College



Cheng Fang, PhD
SVP, Research & Development

- Broad scientific knowledge and over a decade in neurodegenerative diseases
- Prior experiences, Clarivate Analytics, Coriell Institute for Medical Research
- Assistant Professor, Boston University, designed projects on prion disease and AD
- Ph.D. biology/neuroscience, Penn State
- BS, Biopharmaceutics, Nanjing University



Eve Damiano, MS, RAC
SVP, Regulatory

- Over 35 years in the biotechnology sector, focusing on the definition and execution of regulatory strategies
- Has held various senior management positions at companies including Centocor, MedImmune, OraSure Technologies and Vicuron Pharmaceuticals
- track record in the definition and execution of regulatory strategies,
- MS, Drexel University College of Medicine



Melissa Gaines,
VP, Clinical Operations

- Accomplished clinical research professional with over 20 years' experience in academia, CROs and pharmaceutical companies
- Previously, Sr. Director, Clinical Operations for Worldwide Clinical Trials
- Over a decade of experience at INC Research
- Demonstrated proven success in leading cross-functional teams as well as driving operational success
- BA, Psychology Millersville University

ANNOVIS 21

SCIENTIFIC ADVISORY BOARD Sidney Strickland, PhD, Chairman Vice President and Dean for Educational Affairs and Research Professor, Patricia and John Rosenwald Laboratory of Neurobiology and Genetics at Rockefeller University .. Dr .. Strickland’s laboratory investigates how dysfunction of the circulatory system contributes to Alzheimer’s and other neurodegenerative disorders .. He will serve as the Chairman of Annovis Bio’s SAB .. Jeffrey Cummings, MD Dr .. Cummings completed Neurology residency and a Fellowship in Behavioral Neurology at Boston University, Massachusetts .. US training was followed by a Research Fellowship in Neuropathology and Neuropsychiatry at the National Hospital for Nervous Diseases, London, England .. Dr .. Cummings was formerly Professor of Neurology and Psychiatry, Director of Alzheimer’s Disease Research and Director of the Center for Neurotherapeutics at UCLA .. He was Director of the Cleveland Clinic Lou Ruvo Center for Brain Health in Las Vegas, Cleveland and Florida .. Gregory Petsko, PhD Dr .. Petsko is a member of the National Academy of Sciences, the National Academy of Medicine, the American Academy of Arts and Sciences and the American Philosophical Society .. His research interests are directed towards understanding the biochemical bases of neurological diseases like Alzheimer’s, Parkinson’s, and ALS discovering treatments (especially by using structure - based drug design), that could therapeutically affect those biochemical targets, and seeing any resulting drug candidates tested in humans .. He has also made key contributions to the field of protein crystallography .. 22

Annovis has a novel approach to address AD and PD Buntanetap shows improvements in Phase 2a clinical trials: 23 KEY TAKEAWAYS T he first double - blind, placebo - controlled study that shows improvements in AD patients as measured by ADAS - Cog and in PD patients as measured by UPDRS Cognition in AD patients Motor function in PD patients WAIS coding (processing speed) in AD and PD patients We started our phase 3 study for early PD, and our phase 2/3 in moderate AD

Improves THE FLOW of Axonal Transport in Alzheimer’s Disease and Neurodegeneration CONTACT US 1055 Westlakes Drive Suite 300 Berwyn, PA 19312 +1 (610) 727 - 3913 info@annovisbio.com Investor Relations: Chris Calabrese +1 (917) 680 - 5608 ccalabrese@lifesciadvisors.com Kevin Gardner +1 (617) 283 - 2856 kgardner@lifesciadvisors.com LifeSci Advisors, LLC www.annovisbio.com Symbol: ANVS (NYSE)

Appendix

IRE to IRP1 BINDING IS SPECIFIC FOR mRNAs CODING FOR NEUROTOXIC PROTEINS Buntanetap binds specifically to the APP IRE, but not to the ferritin IRE Chen XQ et al, Pharmaceutics 2021 , 13 (12), 2109 APP IRE/IRP1/ Buntanetap Kd 3.2 nM Ferritin IRE/IRP1/Buntanetap No Kd 26

INHIBITS MICROGLIA ACTIVATION IN RAT BRAIN UCLA, Marie - Francoise Chesselet and David Hovda’s lab 27